UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2005

Zimmer Holdings, Inc. Savings and Investment Program

(Exact name of registrant as specified in its charter)

Delaware	333-65958	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(574) 267-6131

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountant

     On April 22, 2005, the Audit Committee of the Board of Directors of Zimmer Holdings, Inc. (the “Committee”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Zimmer Holdings, Inc. Savings and Investment Program (the “Program”) and retained Crowe Chizek and Company LLC as such independent registered public accounting firm. The decision to dismiss PwC was made by the Committee.

     The reports of PwC on the financial statements of the Program for the years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     During the years ended December 31, 2003 and 2002, and through April 22, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the years ended December 31, 2003 and 2002, and through April 22, 2005, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

     PwC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated May 20, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountant

     The Committee engaged Crowe Chizek and Company LLC as the independent registered public accounting firm for the Program on April 22, 2005. During the years ended December 31, 2003 and 2002, and through April 22, 2005, the Company has not consulted with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Program’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

16.1	Letter dated May 20, 2005 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC. SAVINGS AND INVESTMENT PROGRAM
Dated: May 20, 2005	By:	/s/ Renee P. Rogers
Renee P. Rogers,
Vice President, Human Resources Zimmer Holdings, Inc.